Disposal of a Subsidiary	12 Months Ended
Dec. 31, 2019
Text block [abstract]
Disposal of a Subsidiary
45	DISPOSAL OF A SUBSIDIARY
On March 19, 2019, the Company and Greenland Holdings Corporation Limited (“Greenland Holdings”) entered into a capital injection and share expansion agreement. According to the agreement, Greenland Holdings agreed to inject capital into Shanghai Airlines Tours International (Group) Co., Ltd. (“Shanghai Airlines Tours”), previously a wholly-owned subsidiary of the Company, and subscribe its newly issued shares with monetary capital in an aggregate amount of RMB251 million. As of May 17, 2019, the capital injection and share expansion has been completed. After that, the Company’s equity interest in Shanghai Airlines Tours was diluted to 35%, and Greenland Holdings held 65% of the equity interest in Shanghai Airlines Tours. Shanghai Airlines Tours ceased to be a subsidiary of the Company as a result of the dilution.
The details of the assets and liabilities disposed of relating to the disposal of a subsidiary are summarized as follows:

At date of disposal RMB million
Net assets disposed of:
Property, plant and equipment	26
Investments in associates	9
Right-of-use assets	10
Other non-current assets	3
Prepayments and other receivables	278
Restricted bank deposits and short-term bank deposits	251
Trade and notes receivables	115
Cash and cash equivalents	90
Trade and bills payables	(79)
Contract liabilities	(284)
Other payables and accruals	(378)
Lease liabilities	(10)

Net assets	31
Gain on disposal of a subsidiary	64

Satisfied by:
Investment in an associate	95

An analysis of the net outflow of cash and cash equivalents in respect of the disposal of a subsidiary is as follows:

2019 RMB million
Cash consideration	—
Cash and bank balances disposed of	90

Net outflow of cash and cash equivalents in respect of the disposal of a subsidiary	(90)